SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported) March 18, 2003

                              ORALABS HOLDING CORP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                        000-23039                        14-1623047
--------------------------------------------------------------------------------
 (State or other                    (Commission               (I.R.S. Employer
  jurisdiction                      File Number)             Identification No.)
of incorporation)


    2901 South Tejon Street, Englewood, Colorado                          80110
--------------------------------------------------------------------------------
     (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code            303-783-9499
                                                  ------------------------------




--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           OTHER EVENTS

         On March 24, 2003, OraLabs Holding Corp. (the "Company") issued a press release announcing that it received a notification letter from NASDAQ dated March 18, 2003, stating that the Company has not maintained a minimum market value of publicly-held shares ("MVPHS") of $1,000,000.00 as required for continued inclusion by Marketplace Rule 4310(c)7 (the "Rule"). If compliance with the Rule cannot be demonstrated by June 16, 2003, NASDAQ will provide written notification that the Company's securities will be delisted, and at that time, the Company may appeal the determination to a Listing Qualification Panel. There can be no assurance that such an appeal would be successful. A copy of the news release is attached hereto as Exhibit No. 99.1.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibit 99.1 Press Release dated March 24, 2003, is filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ORALABS HOLDINGS CORP



                                  By:  /s/ Gary H. Schlatter
                                     -------------------------------------------
                                       Gary H. Schlatter, President

Dated: March 25, 2003



                                  EXHIBIT INDEX

Exhibit No.         Description
     99.1           Press Release issued by the Registrant dated March 24, 2003.